UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

PAR TECHNOLOGY CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Donald H. Foley Chief Executive Officer & President	PAR Technology Corporation 8383 Seneca Turnpike New Hartford, NY 13413
April 23, 2018
Dear PAR Technology Corporation Stockholder:
I am pleased to invite you to PAR Technology Corporation’s 2018 Annual Meeting of Stockholders, which will be held on Friday, June 8, 2018 at 10:00 a.m. (local time), at the Turning Stone Resort Casino, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478.
At the Annual Meeting, we will be voting to elect the six Directors named in the accompanying Proxy Statement, approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, ratify the appointment of BDO USA, LLP, as our independent auditors for 2018, and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Additional details regarding the business to be conducted are described in the accompanying proxy materials. Also included is a copy of our Annual Report on Form 10-K for the year ended December 31, 2017. We encourage you to read this information carefully.
It is important that your shares be represented and voted at the 2018 Annual Meeting. Voting by proxy does not deprive you of your right to attend the Annual Meeting.
As discussed in the accompanying Proxy Statement, if your shares of common stock are not registered in your name, but rather in the name of your broker, bank, or other nominee, in the absence of voting instructions from you, your broker, bank, or other nominee is not permitted to vote your shares on your behalf on any of the non-routine proposals to be considered at the Annual Meeting.
Whether or not you expect to attend the 2018 Annual Meeting, please vote over the telephone or the Internet, or, if you receive a proxy card by mail, by completing and returning the proxy card, as promptly as possible to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a proxy card by mail, the instructions are printed on your proxy card. Even if you have voted by proxy, you may still vote in person at the Annual Meeting. However, please note that if your shares are held of record by a broker, bank, or other nominee and you wish to attend and vote at the Annual Meeting, you must obtain a proxy issued in your name from your broker, bank, or other nominee.
On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in PAR Technology Corporation.
Sincerely,
Chief Executive Officer & President

PAR Technology Corporation
8383 Seneca Turnpike, New Hartford, NY 13413-4991
NOTICE OF
2018 ANNUAL MEETING OF STOCKHOLDERS
Dear PAR Technology Corporation Stockholder:
The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of PAR Technology Corporation, a Delaware corporation (the “Company”, “PAR”, “we”, “us”, or “our”) will be held as follows:
Date:	Friday, June 8, 2018.
Time:	10:00 a.m. (local time).
Place:	Turning Stone Resort Casino, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478.
Record Date:	April 16, 2018.
Items of Business:	To elect the six Director nominees named in the accompanying Proxy Statement to serve until the 2019 Annual Meeting of Stockholders;
To approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers;
To ratify the appointment of BDO USA, LLP as our independent auditors for 2018; and
To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Friday, June 8, 2018 at 10:00 a.m. (local time) at the Turning Stone Resort Casino, in Verona, New York. As of the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders and beneficial owners will have the ability to access all of our proxy materials on a website referenced in the Notice of Internet Availability of Proxy Materials.
By Order of the Board of Directors,
Donald H. Foley,
Chief Executive Officer and President

New Hartford, New York
April 23, 2018
You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please vote over the telephone or the Internet or, if you receive a proxy card by mail, by completing and returning the proxy card, as promptly as possible to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials or, if you receive a proxy card by mail, the instructions are printed on your proxy card. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

i

PAR Technology Corporation
8383 Seneca Turnpike
New Hartford, New York 13413-4991
April 23, 2018
2018 ANNUAL MEETING OF STOCKHOLDERS
To be held June 8, 2018

PROXY STATEMENT
This Proxy Statement is being furnished to the stockholders of PAR Technology Corporation, a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2018 Annual Meeting of Stockholders to be held on Friday, June 8, 2018 at 10:00 a.m. (local time) at the Turning Stone Resort Casino, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478. This Proxy Statement and the proxy and voting instruction card are first being sent or made available to our stockholders on or about April 23, 2018.
INFORMATION ABOUT THE PROXY MATERIALS AND VOTING
Who is entitled to notice and to vote at the Annual Meeting?
Only stockholders of record of our common stock at the close of business on April 16, 2018, the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. On April 16, 2018, there were 16,028,146 shares of common stock outstanding. Each share of common stock is entitled to one vote.
Distribution of Proxy Materials; Notice of Internet Availability of Proxy Materials (the “Notice”).
As permitted by the rules of the Securities and Exchange Commission (“SEC”), on or about April 23, 2018, we sent the Notice to our stockholders as of April 16, 2018. Stockholders will have the ability to access the proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2017, on the Internet at www.investorvote.com/PAR or to request a printed or electronic set of the proxy materials at no charge. Instructions on how to access the proxy materials over the Internet and how to request a printed copy may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. The Notice also instructs you on how to vote through the Internet or by telephone.
Stockholder of Record; Shares Registered in Your Name.
If on April 16, 2018 your shares were registered directly in your name, then you are a stockholder of record and you may vote in person at the Annual Meeting, vote by proxy over the Internet or by phone by following the instructions provided in the Notice or, if you request and receive printed copies of the proxy materials by mail, you may vote by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.
Beneficial Owners; Shares Registered in the Name of a Broker, Bank, or Other Nominee.
If on April 16, 2018 your shares were not registered in your name, but rather in the name of a broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization, which is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee regarding how to vote your shares. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other nominee.
Matters to be voted on at the Annual Meeting.
We are asking out stockholders to consider and vote on the following matters:
•    Proposal 1:
Election of the six Directors nominees named in this Proxy Statement to serve until the 2019 Annual Meeting of Stockholders;

•    Proposal 2:
Approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers; and

•    Proposal 3:
Ratification of the appointment of BDO USA, LLP as our independent auditors for 2018.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in their discretion.
How do I vote my shares?
You may vote your shares:
In Person:
Attend the Annual Meeting and vote in person. If you are a beneficial owner, be sure to obtain a valid proxy from your broker, bank, or other nominee.

By Mail:
If you received our proxy materials by mail, simply complete, sign, and date the accompanying proxy card and return it promptly in the postage-paid envelope provided.

By Telephone:
To vote over the telephone, call toll-free 1-800-652-VOTE (8683). Your telephone vote must be received by 3:00 a.m., Eastern Time, on June 8, 2018 to be counted.

By Internet:
To vote through the Internet, go to www.investorvote.com/PAR or scan the QR code with your smartphone. Your Internet vote must be received by 3:00 a.m., Eastern Time, on June 8, 2018 to be counted.

Can I change my vote after submitting my proxy?
Yes, if you are a stockholder of record, you can revoke your proxy at any time before the final vote at the Annual Meeting by:
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submitting a duly executed proxy bearing a later date;

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granting a subsequent proxy by telephone or through the Internet;

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giving written notice of revocation to PAR Technology Corporation’s Corporate Secretary prior to or at the Annual Meeting; and

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attending the Annual Meeting and voting in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy will be counted. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will need to follow the instructions provided by your broker, bank, or other nominee as to how you may revoke your proxy.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on April 16, 2018 is necessary to constitute a quorum and to conduct business at the Annual Meeting.

What is an abstention and how will abstentions be treated?
An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares voting “abstain” will have no effect on any of the proposals before the Annual Meeting.
What if I return a proxy card but do not make specific choices?
If you are a stockholder of record on April 16, 2018 and you return a properly executed, timely received and unrevoked proxy card without marking any voting selections, your shares will be voted:
•    Proposal 1:
“For” election of the six Director nominees named in this Proxy Statement to serve until the 2019 Annual Meeting of Stockholders;

•    Proposal 2:
“For” approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers; and

•    Proposal 3:
“For” ratification of the appointment of BDO USA, LLP as our independent auditors for 2018.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares in his discretion.
If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, and you do not give instructions to your broker, bank or other nominee, then your broker, bank, or other nominee may not vote your shares for Proposal 1 or Proposal 2 and the shares will be treated as broker non-votes. Proposal 3 is considered a routine matter.
What are broker non-votes?
A broker non-vote occurs when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a proposal because the nominee (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker, bank or other nominee is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. Broker non-votes are counted as present for purposes of determining a quorum.
Votes required and Board recommendations.
Proposal No. 1: Election of Directors
Vote Required	Board Recommendations
You may: (1) vote “For” the Director nominees or (2) “Withhold” authority to vote for any or all Director nominees. Directors will be elected by a plurality of votes cast, which means the six Director nominees receiving the most “For” votes will be elected. Withholding authority to vote for a Director nominee will not prevent the nominee from being elected. Broker non-votes will not be counted in evaluating the results of the vote.	Board unanimously recommends a “For” all six Director nominees named in this Proxy Statement.

Proposal No. 2: Non-Binding, Advisory Vote to Approve the Compensation of our Named Executive Officers
Vote Required	Board Recommendations
You may: (1) vote “For”; (2) vote “Against” or (3) “Abstain” from voting. The affirmative vote of a majority of votes cast by holders of shares present or represented either in person or by proxy and entitled to vote on this proposal is required to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers. Broker non-votes will not be counted in evaluating the results of the vote. This advisory vote on executive compensation is non-binding on the Board.	Board unanimously recommends a vote “For” the approval of the compensation of our Named Executive Officers.
Proposal No. 3: Ratification of the Appointment of BDO USA, LLP, as our Independent Auditors for 2018
Vote Required	Board Recommendations
You may: (1) vote “For”; (2) vote “Against” or (3) “Abstain” from voting. The affirmative vote of a majority of votes cast by holders of shares present or represented either in person or by proxy and entitled to vote on this proposal is required to ratify the appointment of BDO USA, LLP as our independent auditors for 2018. Brokers, banks and other nominees have discretionary authority to vote on this proposal.	Board unanimously recommends a vote “For” the ratification of BDO USA, LLP as our independent auditors for 2018.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to the proxy materials, our Directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

PROPOSAL 1 — ELECTION OF DIRECTORS
At this Annual Meeting, six Directors are to be elected and, if elected, each Director will serve until the 2019 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or, earlier, until his or her death, resignation, or removal. All Director nominees are current Directors. Drs. Foley and Sammon and Ms. Russo were elected by the stockholders at the 2017 Annual Meeting. All Director nominees have been nominated by the Board based on the recommendation of the Nominating and Corporate Governance Committee. Messrs. Stoffel and Rauch were recommended to the Nominating and Corporate Governance Committee for consideration by a non-management director and stockholder and Mr. Singh was recommended to the Nominating and Corporate Governance Committee for consideration by stockholders. The Board has no reason to believe that any of the Director nominees are unable or unwilling to serve, and each Director nominee has consented to be named in this Proxy Statement and to serve if elected.
The following table sets forth information about the Company’s Directors and Director nominees:
Director	Age	Director Since	Positions and Offices	Independent(1)
Dr. Donald H. Foley	73	2016	Chief Executive Officer and President of the Company and President of ParTech, Inc.	No
Douglas G. Rauch	66	2017 (November)		Yes
Cynthia A. Russo	48	2015		Yes
Dr. John W. Sammon	79	1968		No
Savneet Singh	34	2018 (April)		Yes
Dr. James C. Stoffel	72	2017 (November)		Yes

(1)
Independent under the listing standards of the New York Stock Exchange (NYSE) and our Corporate Governance Guidelines.

The Board of Directors unanimously recommends a vote “For” the election of each of the above Director nominees.

DIRECTORS AND EXECUTIVE OFFICERS
Directors and Director Nominees
Below are summaries of the background, business experience and description of the principal occupation of each Director and Director nominee.
Dr. Donald H. Foley.   Biographical information regarding Dr. Foley is presented below under “Executive Officers”.
Douglas G. Rauch.   Mr. Rauch joined PAR’s Board of Directors on November 29, 2017. Mr. Rauch spent 31 years with Trader Joe’s Company, the last 14 years as a President until his retirement in June 2008. Mr. Rauch is the Founder/President of Daily Table, an innovative non-profit retail solution tackling the issue of hunger/obesity, targeting over 49 million food insecure Americans. He previously served as CEO of Conscious Capitalism, Inc. from August 2011 to July 2017, where he continues to serve as a director. Mr. Rauch is currently a trustee at Olin College of Engineering and serves as a director or as an advisory board member of several for profit and non-profit companies. Mr. Rauch brings extensive knowledge and operational experience in the food service/grocery industry and strategic implementation and leadership skills providing insights and perspectives important to us as a provider of technology solutions to restaurants and retail, including grocery and contract food organizations.
Cynthia A. Russo.   Ms. Russo is the Executive Vice President and Chief Financial Officer of Cvent, Inc., a position she has held since September 28, 2015. Cvent is a cloud-based enterprise event management platform provider offering solutions to event planners for online event registration, venue selection, event management, mobile applications, email marketing and web surveys. From April 2010 until December 2014, Ms. Russo served as Executive Vice President and Chief Financial Officer of MICROS Systems, Inc., a provider of integrated software, hardware and services solutions to the hospitality and retail industries. On September 8, 2014, MICROS became an indirect, wholly-owned subsidiary of Oracle Corporation. Ms. Russo is a Certified Public Accountant and Certified Internal Auditor. Ms. Russo brings financial acumen, risk management and organizational management proficiencies to the Board. Ms. Russo serves as the presiding Director at executive sessions of the independent Directors.
Dr. John W. Sammon.   Dr. Sammon is the founder of the Company and served as the Company’s Chief Executive Officer, President, and Chairman of the Board until he retired from his management role in the Company and stepped down as Chairman of the Board in April 2011. Dr. Sammon also serves as a director on the boards of our subsidiaries PAR Government Systems Corporation and Rome Research Corporation. The extensive experience gained as leader of the Company since its inception, as well as from the various senior executive capacities he has held with the Company’s subsidiaries, gives Dr. Sammon an in depth understanding of the Company’s business and its customers. Dr. Sammon also brings to the Board his extensive leadership experience, strategic planning and broad organizational development expertise. In April 2011, Dr. Sammon was named Chairman Emeritus of the Board. Dr. Sammon is the father of Karen E. Sammon, Chief of Staff of the Company and John W. Sammon, III, Senior Vice President and General Manager of the SureCheck business within the Company’s restaurant and retail business segment, operated through the Company’s wholly-owned subsidiary ParTech, Inc.
Savneet Singh.   Mr. Singh joined PAR’s Board of Directors in April 2018. In 2017, Mr. Singh co-founded Tera Holdings, Inc., a holding company of niche software businesses; he currently serves as its Managing Partner. Mr. Singh has also been a partner and a director of CoVenture, LLC, a venture capital firm since March 2017. In 2009, Mr. Singh founded Gold Bullion International, LLC (GBI), an electronic platform that allows investors to buy, trade and store physical precious metals. During his tenure at GBI, from 2009 – 2017, Mr. Singh served as GBI’s Chief Operating Officer, its Chief Executive Officer, and its President. In 2018, Mr. Singh joined the board of directors of Blockchain Power Trust (TSXV:BPWR.UN; TEP.DB); he also serves on the boards of directors of Produce Pay, Inc. and EcoLogic Solutions, Inc. As an entrepreneur and investor in software companies, Mr. Singh brings unique insight and a strategic perspective to our software solutions business.

Dr. James C. Stoffel.   Dr. Stoffel joined PAR’s Board of Directors on November 29, 2017. Since 2006, Dr. Stoffel has held the position of General Partner of Trillium International, a private equity firm, and is a senior advisor to private equity companies. From 1997 – 2005, Dr. Stoffel held various senior executive positions at Eastman Kodak Company, including as Senior Vice President, Chief Technical Officer; Director of Research and Development; and Vice President, Director Electronic Imaging Products Research and Development. Prior to Eastman Kodak Company, Dr. Stoffel had a 20-year career with Xerox Corporation, serving as Vice President of Corporate Research and Technology; Vice President and General Manager of Advanced Imaging Business Unit; Vice President and Chief Engineer; and other executive positions. Dr. Stoffel currently serves on the board of directors of Harris Corporation (HRS), where he serves as a member of its corporate governance committee, and on the board of directors of Aviat Networks, Inc. (AVNW), where he served as a lead independent director from July 2010 to February 2015. Dr. Stoffel serves on the President’s Advisory Council at the University of Notre Dame, is a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) and Trustee Emeritus of the George Eastman Museum. Dr. Stoffel’s technical, research and development and technology assessment background, together with his investment and capital markets expertise, and extensive public company board experience, provides us with valuable perspectives and knowledge critical our strategy, management, and corporate governance.
Executive Officers
The following table sets forth information about our executive officers as of April 23, 2018.
Name	Age	Positions and Offices
Dr. Donald H. Foley	73	Chief Executive Officer, President, and Director of the Company and President of ParTech, Inc.
Bryan A. Menar	43	Chief Financial Officer and Vice President of the Company
Matthew R. Cicchinelli	55	President of PAR Government Systems Corporation and Rome Research Corporation
Donald H. Foley.   Dr. Foley has served as our Chief Executive Officer and President since April 2017, and as a Director since 2016. Dr. Foley has more than 35 years of technology-based government contracting and organizational management experience, risk management, and strategic planning, in both the private and public sectors. Dr. Foley is the sole proprietor of Martingale Consulting, an executive level and strategic, managerial, and business development services firm, which Dr. Foley founded in 2011. From 1991 to 2011, Dr. Foley held various senior executive positions at Science Applications International Corporation (“SAIC”, currently Leidos Holdings, Inc.), one of the nation’s largest government contractors, providing scientific, engineering, systems integration and technical services and solutions to all branches of the U.S. Military, agencies of the U.S. Department of Defense, the Intelligence Community, the U.S. Department of Homeland Security and other U.S. Government civil agencies, as well as to customers in selected commercial markets. At SAIC, Dr. Foley served as Executive Vice President from 2005 to 2011, as Group President of the Research and Intelligence Group from 1991 to 2005, and as a member of the board of directors from 2002 to 2007. Since 2011, Dr. Foley has served on the boards of directors of two private companies, Thomas Somerville Co., and T.S. Realty Co., and on the board of directors of Government Secure Solutions CGI (GSSC), Inc., an indirect, non-public subsidiary, of CGI Group Inc., whose securities are registered on the NYSE and the Toronto Stock Exchange.
Bryan A. Menar.   Mr. Menar joined the Company as Chief Financial Officer and Vice President on January 3, 2017. From January 2015 to January 2017, Mr. Menar served as Vice President, Financial Planning and Analysis of Chobani, LLC, a producer of Greek Yogurt products based in Central New York. In this role, Mr. Menar was responsible for corporate financial analysis, including forecasting, budgeting, business reviews and financial presentations for both internal and external stakeholders and partners. From October 2012 to December 2014, Mr. Menar served as Director of Financial Planning and Analysis for Chobani. In addition, Mr. Menar served as a consultant with J.C. Jones & Associates, a national business consulting firm, from 2010 to 2012, and as Vice President, Merchant Bank Controllers, of Goldman Sachs & Co. from 2002 – 2010. Mr. Menar is a Certified Public Accountant.

Matthew R. Cicchinelli.   Mr. Cicchinelli was named President of PAR Government Systems Corporation and Rome Research Corporation effective December 12, 2015. Mr. Cicchinelli joined PAR in 2011 as Executive Director for Operations, and in 2013 was promoted to Vice President, Intelligence, Surveillance and Reconnaissance (“ISR”) Innovations. Prior to joining PAR, Mr. Cicchinelli served in various senior roles with the United States Marine Corps and the Department of Defense with a focus on command and control, ISR technologies, and strategic plans and policies. Mr. Cicchinelli retired from the Marine Corps in 2011 with the rank of Colonel.
CORPORATE GOVERNANCE
Director Independence.   Each of our Directors, other than Dr. Sammon and Dr. Foley, has been determined by the Board to be “independent” under the listing standards of the New York Stock Exchange (“NYSE”) and meet the additional independence standards of the NYSE with respect to the Board committees on which he or she serves. Our independent Directors are identified as “Independent” in the table on page 5 of this Proxy Statement.
Board Meetings and Attendance.   During the 12-month period ended December 31, 2017, the Board held 12 meetings. Each Director attended at least 75% of the meetings of the Board and of the committees on which he or she served, held during the portion of 2017 for which he or she was a Director or committee member. The Company encourages Directors to attend the annual meetings of stockholders, but such attendance is not required. Two Board members attended the 2017 Annual Meeting of Stockholders.
Board Leadership Structure.   Cynthia Russo, who serves as independent Lead Director, performs the function of the Chairman of the Board. The Board determined that the separation of the roles of Lead Director and Chief Executive Officer is appropriate, as it enables our Chief Executive Officer to focus more closely on the day-to-day operations of PAR while the Lead Director provides independent leadership to the Board. The Board believes an independent Lead Director is better situated to represent the interests of PAR stockholders and to provide independent evaluation of and oversight over management. The Board also believes that the separation between the offices and functions of Chief Executive Officer and Lead Director is consistent with best corporate governance practices.
Board Oversight of Risk Management.   The Board does not have a separate risk management committee, but rather the full Board manages the risk oversight function, with certain areas addressed by committees of the Board, where such risks are inherent in the committee’s purview. In particular, the Audit Committee oversees our risk guidelines, policies and processes established by management relating to our financial statements and financial reporting processes. The Audit Committee oversees the internal audit function and meets regularly with management and our independent auditors concerning our financial statements and financial reporting processes, including our internal control over financial reporting and the effectiveness of such controls and processes. Our Audit Committee periodically meets with senior management and the full Board to monitor and assess our strategies and risk exposure, including the nature and level of risk appropriate for PAR. The full Board also meets regularly with and receives periodic reports from our legal, compliance and operations groups regarding legal and regulatory requirements, compliance, and operational considerations.
Code of Conduct.   Our Code of Conduct (the “Code of Conduct”) is applicable to all our employees, officers, and Directors, including our Chief Executive Officer, Chief Financial Officer, and other senior financial officers. The Code of Conduct is posted in the “SEC Filings” section of our website at www.partech.com/about-us/investors. Any substantive amendments to the Code of Conduct or waivers granted to our Directors, Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller or other executive officers will be disclosed by posting on our website.
Corporate Governance Guidelines.   Our Corporate Governance Guidelines are posted in the “SEC Filings” section of our website at www.partech.com/about-us/investors. Our corporate governance guidelines contain independence standards, which are substantially similar to and consistent with the listing standards of the NYSE.
Communication with the Board.   Interested parties may send written communication to the Board as a group, the independent Directors as a group, the Lead Director (Cynthia Russo), or to any individual Director by sending the communication c/o Corporate Secretary, PAR Technology Corporation, 8383

Seneca Turnpike, New Hartford, New York 13413. Upon receipt, the communication will be delivered to Director Russo (Lead Director) or to the independent Directors as a group. If the communication is addressed to an individual Director, the communication will be delivered to that Director. All communications regarding financial accounting, internal controls, audits, and related matters will be referred to the Audit Committee. Interested parties may communicate anonymously if they so desire.
Committees.   Our Board has three committees — Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee — each Board committee operates under a written charter that has been approved by the Board. Current copies of each committee’s charter are posted in the “SEC Filings” section of our website at www.partech.com/about-us/investors.
The following table provides information about each of the Board committees. Mr. Singh was appointed to the Board effective April 20, 2018 and has not yet been given his committee assignments.
Name	Audit Committee(1)	Compensation Committee(2)	Nominating and Corporate Governance Committee(3)
Douglas G. Rauch(4)	X	X	Chair
Cynthia A. Russo	Chair	X	X
James C. Stoffel(4)	X	Chair	X
Prior to November 29, 2017(5)
Paul D. Eurek	X	Chair	X
Todd E. Tyler	X	X	Chair
Total Meetings in 2017	9	4	1

(1)
Committee members are independent under the listing standards of the NYSE, Rule 10A-3 of the Securities Exchange Act of 1934 (“Exchange Act”), and as defined in the Audit Committee’s charter.

(2), (3)
Committee members are independent under the listing standards of the NYSE and as defined in the Compensation Committee’s charter and the Nominating and Corporate Governance Committee’s charter.

(4)
On November 29, 2017, Directors Rauch and Stoffel joined the Board and were appointed to serve as members and in their respective Chair capacities of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

(5)
Messrs. Eurek and Tyler resigned from the Board and the Board committees that they served on November 29, 2017.

Compensation Committee.   The Compensation Committee oversees and administers our executive compensation program. The Compensation Committee’s responsibilities include:
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Reviewing and approving the goals and objectives relevant to our Chief Executive Officer’s compensation and, either as a Committee or with the other independent Directors, determine and approve our Chief Executive Officer’s compensation;

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Reviewing, making recommendations to the Board, and overseeing the administration of our incentive compensation arrangements;

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Reviewing and approving compensation of our executive officers; and

•
Reviewing and recommending to the Board the compensation for our non-employee Directors.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee assists the Board in meeting its responsibilities by:
•
identifying and recommending qualified nominees for election to the Board;

•
developing and recommending to the Board a set of corporate governance principles — our Corporate Governance Guidelines; and

•
maintaining, monitoring compliance with, and recommending modifications to, our Code of Conduct.

Our Nominating and Corporate Governance Committee reviews possible candidates for the Board and recommends nominees to the Board for approval. The Committee considers potential candidates from many sources including stockholders, current Directors, management, and others. Stockholder recommendations for possible candidates for the Board should be sent to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, PAR Technology Corporation, 8383 Seneca Turnpike, New Hartford, New York 13413. Regardless of the source of the recommendation, the Nominating and Corporate Governance Committee screens all potential candidates in the same manner. In identifying and considering candidates, the Committee considers the criteria set out in the Corporate Governance Guidelines, which include specific characteristics, abilities and experience considered relevant to the Company’s businesses, including but not limited to the following:
•
the highest character and integrity with a record of substantial achievement;

•
demonstrated ability to exercise sound judgment generally based on broad experience;

•
active and former business leaders with accomplishments demonstrating special expertise;

•
skills compatible with our business objectives; and

•
diversity reflecting a variety of personal and professional experiences and background.

In addition, the Nominating and Corporate Governance Committee considers the needs of the Company and the range of talent and experience represented on the Board. The Nominating and Corporate Governance Committee selects director candidates without regard to race, color, sex, religion, national origin, age, disability, or any other category protected by state, federal, or local law. When considering a candidate, the Committee will determine whether requesting additional information or an interview is appropriate. The minimum qualifications and specific qualities and skills required for a candidate are set forth in the Company’s Corporate Governance Guidelines.
Audit Committee.   Our Audit Committee assists the Board in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditors’ qualifications and independence, and the performance the internal audit function.
The Audit Committee’s responsibilities include:
•
Direct oversight of our independent auditor, including appointment, compensation, evaluation, retention, work product, and pre-approval of the scope and fees of the annual audit and any other services, including review, attest, and non-audit services;

•
Reviewing and discussing the internal audit process, scope of activities and audit results with internal audit;

•
Reviewing and discussing our quarterly and annual financial statements and earnings releases with management and the independent auditor;

•
Recommending to the Board that our audited financial statements be included in our Annual Reports on Form 10-K;

•
Overseeing and monitoring our internal control over financial reporting, disclosure controls and procedures, and Code of Conduct;

•
Reviewing and discussing with management our risk exposure and processes; and

•
Preparing the Audit Committee report required by SEC rules (which is included below).

The Board determined that Ms. Russo is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act.

Report of the Audit Committee
The material in this report is being furnished and shall not be deemed “filed” with SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.
To the Board of Directors of PAR Technology Corporation:
The Audit Committee is responsible for appointing the Company’s independent auditor. For 2017, BDO USA, LLP (“BDO”) served as the Company’s independent auditor. With respect to the Company’s financial reporting process, management is responsible for establishing and maintaining internal controls and preparing the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”). The responsibility for auditing the Company’s consolidated financial statements and providing an opinion as to whether the Company’s consolidated financial statements fairly present, in all material respects, the consolidated financial position, results of operations and cash flows of the Company in conformity with U.S. GAAP rests with BDO, as the Company’s independent auditor. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare or certify the Company’s financial statements or guarantee the audits or reports of BDO. These are the fundamental responsibilities of management and BDO.
In the performance of its oversight function, the Audit Committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2017 with the Company’s management and BDO. In addition, the Audit Committee discussed with BDO, with and without management present, BDO’s evaluation of the overall quality of the Company’s financial reporting. The Audit Committee also discussed with BDO the matters required to be discussed by Statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board. The Audit Committee also received the written disclosures and the letter from BDO required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO’s communications with the Audit Committee concerning independence and discussed with BDO its independence.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.
Cynthia Russo (Chair)
Douglas G. Rauch
James C. Stoffel

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Stock Ownership of Directors and Officers
The tables below set forth, as of April 16, 2018, information regarding beneficial ownership of our common stock.
Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of our common stock if he, she, or it possesses sole or shared voting or investment power of the common stock or has the right to acquire beneficial ownership of our common stock within 60 days. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the tables below have or will have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.
Our calculation of the percentage of beneficial ownership is based on 16,028,146 shares of our common stock outstanding as of April 16, 2018. Common stock subject to stock options currently exercisable or exercisable within 60 days of April 16, 2018 is deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but is not deemed outstanding for computing the percentage of any other person.
The table is based upon information supplied by officers, Directors and principal stockholders, Schedules 13D, 13G and 13G/A filed with the SEC and other SEC filings made pursuant to Section 16 of the Exchange Act.
The following table sets forth the beneficial ownership of our common stock by our (1) Directors, (2) Named Executive Officers (“NEOs”), and (3) Directors and current executive officers as a group as of April 16, 2018.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Directors
Dr. John W. Sammon	4,652,481(1)	29%
Dr. Donald H. Foley	49,986	*
Douglas G. Rauch	2,325	*
Cynthia A. Russo	22,585	*
Savneet Singh	—	—
Dr. James C. Stoffel	2,325	*
Named Executive Officers
Dr. Donald H. Foley	See holdings above	*
Bryan A. Menar	4,500	*
Matthew R. Cicchinelli	18,905(2)	*
Karen E. Sammon	740,483(3)	4.6%
All Directors and current executive officers as a group (8 persons)	4,753,107	30%

*
Less than 1%

(1)
See footnote (1) to the “Stock Ownership of Certain Beneficial Owners” table below.

(2)
Includes 2,000 shares subject to a currently exercisable stock option.

(3)
Includes 139,332 shares subject to currently exercisable stock options.

Stock Ownership of Certain Beneficial Owners
The following table provides information regarding the beneficial ownership of each person known by us to beneficially own more than 5% of our common stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Dr. John W. Sammon c/o PAR Technology Corporation 8383 Seneca Turnpike New Hartford, NY 13413-4991	4,652,481(1)	29%
ADW Capital Partners, L.P. 5175 Watson Street NW Washington, DC 20016	1,100,000(2)	6.9%
Wellington Trust Company, National Association c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	1,017,503(3)	6.3%
Wellington Management Group LLP c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	1,017,503(4)	6.3%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	921,978(5)	5.7%
Edward W. Wedbush P.O. Box 30014, Los Angeles, CA 90030-0014	868,114(6)	5.4%
Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Micro Cap Equity Portfolio c/o Wellington Trust Company 280 Congress Street Boston, MA 02210	875,516(7)	5.5%

(1)
Based on a Schedule 13G filed with the SEC on February 14, 2017 by John W. Sammon, Deanna D. Sammon, J.W. Sammon Corp. and Sammon Family Limited Partnership. Dr. Sammon reports sole voting and dispositive power with respect to 2,559,885 shares and shared voting and dispositive power with his wife, Mrs. Sammon with respect to 2,062,196 shares; Mrs. Sammon reports sole voting and dispositive power with respect to 30,400 shares and shared voting and shared dispositive voting power with her husband, Dr. Sammon with respect to 2,062,196 shares. J.W. Sammon Corp. and Sammon Family Limited Partnership each report sole voting and dispositive power with respect to 2,062,096 shares held directly by the Sammon Family Limited Partnership. J.W. Sammon Corp. is the sole general partner of the Sammon Family Limited Partnership. Dr. and Mrs. Sammon are officers and 50% shareholders of J.W. Sammon Corp. Dr. Sammon disclaims beneficial ownership of 30,400 shares held directly by Mrs. Sammon. Mrs. Sammon disclaims beneficial ownership of 2,559,885 shares beneficially owned by Dr. Sammon.

(2)
Based on a Schedule 13G filed with the SEC on March 29, 2018 by ADW Capital Partners, L.P, ADW Capital Management, LLC and Adam D. Wyden. Each of the foregoing reporting persons reports shared voting and shared dispositive power with respect to 1,100,000 shares.

(3)
Based on a Schedule 13G filed with the SEC on February 8, 2018 by Wellington Trust Company, National Association, reporting shared voting and dispositive power with respect to 1,017,503 shares.

(4)
Based on a Schedule 13G filed with the SEC on February 8, 2018 by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. Each of the foregoing reporting persons reports shared voting and dispositive power with respect to 1,017,503 shares.

(5)
Based on a Schedule 13G filed with the SEC on February 9, 2018 by Dimensional Fund Advisors LP, reporting sole voting power with respect to 888,973 shares and sole dispositive power with respect to 921,978 shares.

(6)
Based on a Schedule 13G/A filed with the SEC on February 18, 2015 by Edward W. Wedbush, Wedbush, Inc., and Wedbush Securities, Inc. Edward W. Wedbush reports he possesses sole voting and dispositive power of 286,416 shares, shared voting power of 756,372 shares and shared dispositive power of 868,114 shares. Mr. Wedbush reports he is Chairman of the Board and possesses approximately 50% ownership of the issued and outstanding shares of Wedbush, Inc. Wedbush, Inc. reports sole voting and dispositive power of 365,471 shares and shared voting and dispositive power of 469,956 shares. Wedbush Inc. is the sole stockholder of Wedbush Securities, Inc. Mr. Wedbush is President of Wedbush Securities, Inc. which reports sole voting and dispositive power of 47,703 shares, shared voting power of 469,956 shares and shared dispositive power of 581,698. The reporting parties indicate in their filing that the inter-relationship of the parties should not be construed as an admission of beneficial ownership by Mr. Wedbush of the securities held or controlled by Wedbush, Inc. or Wedbush Securities Inc.

(7)
Based on a Schedule 13G/A filed with the SEC on February 8, 2018 by Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Micro Cap Equity Portfolio, reporting shared voting and dispositive power with respect to 875,516 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers, Directors, and stockholders who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on a review of reports filed with the SEC and written representations that no other reports were required, we believe that our executive officers, Directors and greater than 10% stockholders complied with all applicable filing requirements on a timely basis during 2017, except for (1) Matthew R. Cicchinelli, Karen R. Sammon and Matthew J. Trinkaus who each filed one late Form 4 reflecting one late transaction.

DIRECTOR COMPENSATION
Directors who are employees of the Company are not separately compensated for serving on the Board. For 2017, compensation for non-employee Directors consisted of a fixed annual cash retainer, with no additional fees for Board or committee meeting attendance or committee membership, except Ms. Russo was paid an additional $5,000 (cash) retainer for serving as Audit Committee Chair. Independent Directors were also granted an award of restricted stock, with 100% vesting on the earlier of May 1, 2018 and the Annual Meeting.
The following table sets forth information regarding compensation earned by or paid to our non-employee and independent Directors for 2017.
Name of Director(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Ronald J. Casciano	20,000	—	—	20,000
Dr. Donald H. Foley	11,319	—	—	11,319
Paul D. Eurek	36,522	—	—	36,522
Douglas G. Rauch	3,478	—	—	3,478
Cynthia A. Russo	45,000	40,000	—	85,000
Dr. John W. Sammon	65,000	—	—	65,000
Dr. James C. Stoffel	3,478	—	—	3,478
Todd E. Tyler	36,522	—	—	36,522

(1)
Mr. Casciano resigned as a Director on April 12, 2017. The Board approved the payment of Director fees to Mr. Casciano for the quarter ended June 30, 2017. As of April 12, 2017, Dr. Foley was no longer a non-employee Director. Messrs. Eurek and Tyler resigned as of November 29, 2017. Messrs. Rauch and Stoffel were appointed to the Board as of November 29, 2017.

(2)
For Director Russo, represents the grant date fair value of  $7.71 per share of restricted stock on November 16, 2017. Each of Directors Eurek, Russo, and Tyler were granted 5,188 shares of restricted stock (equal to the quotient of  $40,000 divided by the closing price of the Company’s common stock on November 16, 2017, the grant date). Directors Eurek and Tyler forfeited their shares of restricted stock upon their resignations from the Board.

Directors Rauch and Stoffel were each granted 2,325 shares of restricted stock (equal to the quotient of  $20,000, their pro-rata portion of the independent Director equity compensation, divided by the closing price of the Company’s common stock on January 31, 2018, the grant date).
(3)
Assumptions made in the valuation are discussed in Note 7 to the Company’s 2017 Consolidated Financial Statements included in the Company’s Annual Report on 10-K filed with the SEC on March 16, 2018.

Executive Compensation
During 2017 we were a “smaller reporting company,” as that term is defined in Rule 12b-2 of the Exchange Act, as such we are required to disclose certain compensation information about all individuals that served as our Chief Executive Officer (CEO) during 2017 and two other individuals serving as executives officers at the end of 2017 who were the most highly compensated executive officers of the Company in 2017. Our Named Executive Officers, or NEOs, during 2017 were:
Named Executive Officers	Positions and Offices
Dr. Donald H. Foley	Effective April 12, 2017, Chief Executive Officer and President of the Company and President of ParTech, Inc.
Bryan A. Menar	Chief Financial Officer and Vice President of the Company
Matthew R. Cicchinelli	President of PAR Government Systems Corporation and Rome Research Corporation
Karen E. Sammon	Resigned April 12, 2017, Chief Executive Officer and President of the Company and President of ParTech, Inc. Ms. Sammon currently serves as the Company’s Chief of Staff

Overview of Executive Compensation for 2017
Philosophy
Our compensation philosophy regarding executive compensation is to structure programs that motivate executive officers to grow our revenues and profits to create long-term value for our stockholders. To achieve this, we designed our executive compensation to reward executive officers for operational performance that promotes the creation of stockholder value and encourage our executive officers to remain with the Company, while attracting other high-caliber executives.
Objectives
Our compensation program has four primary objectives:
•
Values Based: reward performance and behaviors that reinforce the values of leadership, integrity, accountability, teamwork, innovation, and quality;

•
Attract and Retain: in a highly competitive market for talent, we need to attract and retain high-caliber executives;

•
Performance-Based: motivate participants to achieve our overall performance goals as approved by the Board, as well as the performance objectives of each of our employees, including executive officers; and

•
Alignment with Stockholders: ensure management and our stockholders interests are aligned.

Compensation Policy
Consistent with our philosophy, our Compensation Committee designed a compensation program for our executive officers in accordance with the following overriding policies:
•
Compensation must advocate our values, while being linked to our general performance and the achievement of our financial and strategic goals;

•
Compensation opportunities should be competitive with those provided by other companies of comparable size engaged in similar businesses; and

•
Compensation should provide incentives that align the long-term financial interests of the Company’s executive officers with those of its stockholders.

Our Compensation Committee believes that compensation paid or earned by our executive officers, including our NEOs, in 2017 was consistent with and in furtherance of our philosophy, objectives, and policies. The primary responsibility of our Chief Executive Officer and other executive officers is the enhancement of stockholder value through balancing the requirements of long-term growth with the achievement of short term performance. The extent of an executive officer’s contribution to the achievement of our short term strategic performance objectives as well as that executive officer’s anticipated contribution toward long term objectives, provides the basis upon which executive officer’s individual compensation awards are established, and consequently earned and paid.
Employment Arrangements for 2017
Dr. Donald H. Foley.   In connection with his appointment as Chief Executive Officer and President of the Company, we entered into an employment offer letter with Dr. Foley. Pursuant to that agreement, Dr. Foley is paid an annual base salary of  $460,000, 25% of which is paid in time vesting restricted stock, that vests ratably on a monthly basis; he participates in our short-term incentive, or “STI”, program at an individual bonus target of 75% of his annual base salary for performance against targets established by the Board (“STI bonus”), 25% of Dr. Foley’s STI bonus is payable in shares of time vesting restricted stock; and he participates in our retirement plan and receives insurance and other customary benefits offered by us to our executives. Pursuant to the offer letter had Dr. Foley’s employment been terminated without cause in 2017, he would have been paid the balance of his 2017 base salary. Additionally, had Dr. Foley’s employment been terminated without cause on or after August 1, 2017, he would have been entitled to payment of a pro-rata portion of his STI bonus for 2017, equal to the number of days Dr. Foley was actually employed in 2017, 50% of such pro-rata portion being guaranteed. Dr. Foley was paid a $5,000 signing bonus.
Bryan A. Menar.   In connection with his appointment as Chief Financial Officer and Vice President of the Company, we entered into an employment agreement with Mr. Menar. Pursuant to that employment agreement Mr. Menar is paid an annual base salary of $250,000; he participates in our STI program, at an individual bonus target of up to 30% of his annual base salary for performance against targets established by the Board; and he participates in our retirement plan and receives insurance and other customary benefits offered by us to our executives. Mr. Menar’s employment agreement provided a one-time grant under the PAR Technology Corporation 2015 Equity Incentive Plan of non-qualified stock options for 40,000 shares of common stock, that vest ratably over four years on the anniversary of the date of grant. In the event Mr. Menar’s employment is terminated without cause prior to November 14, 2019, Mr. Menar’s employment agreement provides that he will be paid severance equal to six months of his then annual base salary in exchange for a duly executed standard release. Mr. Menar was paid a $50,000 signing bonus.
Matthew R. Cicchinelli.   Effective December 12, 2015, Mr. Cicchinelli was appointed to the position of President of PAR Government Systems Corporation and Rome Research Corporation. In connection with this appointment, we entered into an employment agreement with Mr. Cicchinelli. Pursuant to that employment agreement, Mr. Cicchinelli is paid an annual base salary of  $240,000; he participates in our STI program, at an individual bonus target of up to 50% of his annual base salary for performance against targets established by the Board; and participates in our retirement plan and receives insurance and other customary benefits offered by us to our executives. Mr. Cicchinelli’s employment is not governed by any severance agreement.
Karen E. Sammon.   On April 12, 2017, in connection with her appointment to Chief of Staff, Ms. Sammon entered into an amendment to her employment agreement dated November 16, 2015 to reflect her change in office. Pursuant to Ms. Sammon’s employment agreement, she is paid an annual base salary of  $300,000; she participates in our STI program, at an individual bonus target of up to 75% of her annual base salary for performance against targets established by the Board; and she participates in our retirement plan and receives insurance and other customary benefits offered by us to our employees. Termination of Ms. Sammon’s employment without cause prior to January 1, 2018, would have resulted in a severance payment equal to one year of her then annual base salary in exchange for a duly executed standard release.

Role of the Compensation Committee and CEO in 2017 Compensation Decisions
The Compensation Committee approves, upon the recommendation of our CEO, the annual compensation of our NEOs (except his own) and certain other executive officers of the Company. The Compensation Committee is also responsible for reviewing, with the CEO, and making recommendations to the Board annual short-term (cash) and long-term (equity) incentive compensation to executive officers, including our NEOs (except the CEO). While the Compensation Committee has the authority to retain third party compensation consultants, it did not retain any such consultant in 2017. In determining and assessing the appropriateness of the 2017 compensation of our NEOs, the Compensation Committee reviewed the compensation levels, mix, and structure of similarly-sized companies with comparable hardware and/or software products and/or services offerings (“similarly situated companies”) and other market indicators, which the Compensation Committee used to evaluate the base salaries and the mix and structure of short-term incentive and long-term equity incentive compensation components.
Elements of 2017 Executive Compensation
In 2017, we compensated our NEOs primarily through a combination of base salary, bonuses, and incentive compensation, which has a short-term cash component (“STI”) and a long-term equity compensation component (“LTI”).
Base Salary.   In setting the annual base salary of our CEOs and in reviewing and approving the annual base salaries of the other NEOs, the Compensation Committee considered the salaries of executives in similar positions at similarly situated companies, the level and scope of responsibility, experience and performance of the individual executive officers, the financial performance of the Company and other overall general economic factors. Additionally, Dr. Foley’s extensive business, operational and strategic background and his existing, substantial knowledge of the Company, its business, operations and management, influenced the Compensation Committee’s determination as to Dr. Foley’s 2017 base salary.
Bonuses.   Mr. Cicchinelli participates in an employee retention program used by PAR Government Systems Corporation as a tool to recruit and retain certain of its employees and those of its subsidiaries, generally available to all such employees not covered by the Service Contract Act. The payment (the “PGSC retention bonus”) is a percentage, which is established annually by PAR Government Systems Corporation’s senior management, of an employee’s total cash compensation paid in a fiscal year and is payable if the employee remains employed through and including the payment date in the immediately following year, generally on or about March 31. The payment is reduced by the amount, if any, of the employer contribution for the employee to the profit-sharing component of the Company’s retirement plan. In 2017, Mr. Cicchinelli earned a PGSC retention bonus of  $16,090. Certain of our executive officers, including our NEOs (other than Dr. Foley), were eligible to receive a retention and recognition bonus in consideration of his or her unique contributions to the Company’s business, operations, and strategies during 2017. Mr. Menar was awarded such a bonus in the amount of  $17,500.
Annual Incentive Compensation — Short-Term Incentive Compensation (“STI”) and Long-Term Equity Incentive Compensation (“LTI”).   The purposes of incentive compensation for our NEOs and executive officers is to provide financial incentives for meeting and exceeding pre-established performance goals for the respective businesses under their control. The Board approved the 2017 performance goals of the NEOs.
Our annual incentive compensation program for 2017 was designed to provide our NEOs and executive officers, including certain officers of our subsidiaries, the opportunity to receive an annual cash bonus equal to a percentage of their respective base salaries (“STI bonus”) and/or equity awards (“LTI”), based on the attainment of service requirements and/or performance targets. In 2017, our NEOs’ (other than Dr. Foley’s) performance was assessed against Board established profits before taxes targets (“PBT”) and net income before taxes targets (“NIBT”) — below target, at target and above target. Under the annual incentive compensation program for 2017 our NEOs (other than Dr. Foley) were eligible to receive:
•   Short-Term Incentive (“STI”) Compensation — In 2017, the Board established annual STI targets for the Company, on a consolidated basis, and annual NIBT targets for PAR Government Systems Corporation, on an entity level performance basis. The Company’s 2017 STI targets ranged from 90% to 120% of the Company’s actual PBT (as represented in line item “Income from continuing operations before provision for income taxes” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Report on 10-K filed with the SEC on March 16, 2018) and PAR Government Systems Corporation’s 2017 STI targets range from 90% to 120% of PAR Government Systems Corporation’s actual NIBT.
The percentages used to calculate individual 2017 annual STI bonus compensation for Messrs. Menar and Cicchinelli and Ms. Sammon were as follows:
	Individual Bonus Target – As a Percentage of Individual Base Salary(1)
Name	Below Target (90% of Target)	At Target	Above Target (120% of Target)
Bryan A. Menar	15%	30%	45%
Matthew R. Cicchinelli	25%	50%	75%
Karen A. Sammon	30%	75%	112%

(1)
To the extent a target amount is exceeded, the payout increases by 2.5% for each 1% of over-achievement to a maximum individual bonus payout of 150%, to the extent a target is missed, the payout is decreased by 5% for each 1% of under-achievement to a minimum individual bonus payout of 50%.

The Company’s STI targets were not met in 2017, accordingly, no executive whose performance was measured against the 2017 Company STI targets, including Mr. Menar and Ms. Sammon, was paid an annual STI bonus for 2017 performance. PAR Government Systems Corporation achieved 97.53% of  “at target” NIBT for 2017, and Mr. Cicchinelli was paid $105,204, or 87.67% of his individual bonus target for 2017 performance.
The Board evaluated Dr. Foley’s 2017 performance against individual goals intended to drive Company objectives and Dr. Foley’s achievement of demonstrable criteria, including the Company’s performance, the quality and development of the Company’s and its subsidiaries’ senior management team, improvements in Company culture and tone at the top, and the creation and implementation of new Company policies, including the Company’s adoption and implementation of its new Code of Conduct and supplementary Compliance Handbook. Based on the foregoing, the Board determined that Dr. Foley should be paid $174,926 of his STI bonus; 25% of which was paid in time vesting restricted stock, which vested 100% on April 11, 2018.
•   Long-Term Incentive (“LTI”) Compensation — In 2017, the Compensation Committee structured its equity awards to drive long-term gains in stockholder value and to attract and retain high-caliber executives in a competitive market for talent. The 2017 LTI compensation to NEOs (other than Dr. Foley) consisted of restricted stock, with 50% being time vesting restricted stock and 50% being performance vesting restricted stock. The restricted stock vests ratably, in one-third increments, on December 31, 2017, December 31, 2018, and December 31, 2019, if, in the case of time vesting restricted stock, service requirements are met, and, in the case of performance vesting restricted stock, annual performance targets are achieved. The performance vesting restricted stock has a recapture right. If the performance target for an applicable performance year is not met, the shares of restricted stock for such missed performance year are eligible for recapture at the end of the immediately subsequent performance year, if the cumulative actual performance exceeds the cumulative performance targets for such performance years. The recapture right is only available in the immediately subsequent performance year; provided, in the case of the last performance year, if the performance target for the last performance year is not met, the shares of restricted stock for that last performance year may be recaptured if the cumulative actual performance for the three (3) performance years exceeds the cumulative performance targets for the three (3) performance years. In the event of a change of control all unvested time-vesting shares of restricted stock vest and all unvested performance-vesting shares of restricted stock convert into time-vesting shares. The converted shares continue to vest on the remaining vesting dates, unless the holder’s employment is terminated without cause within 12-months of a change of control, in which case, all unvested shares vest as of the effective date of termination. In addition, all time vesting shares vest at death. The Compensation Committee determined to use the recapture feature to control for variability in our Company’s results year-over-year, while remaining consistent with the 2017 LTI compensation objectives. The terms and conditions of the LTI awards include forfeiture in the event of a for cause termination or a breach of any written confidentiality, non-solicitation, or non-competition covenant with the Company.
In 2017, we granted the following LTI awards to our NEOs (other than Dr. Foley):
Name	Time Vesting Restricted Stock	Performance Vesting Restricted Stock
Bryan A. Menar	2,250	2,250
Matthew R. Cicchinelli	2,500	2,500
Karen E. Sammon	3,750	3,750
One-third of the time vesting restricted stock vested on December 31, 2017 and one-third performance vesting restricted stock did not vest, as the applicable performance target (100% of PBT target) was not met. These unvested shares can be recaptured at the end of 2018, if the cumulative actual performance exceeds the cumulative performance targets for each of 2017 and 2018 performance years. Dr. Foley did not participate in the 2017 LTI program.
Benefits.   Our NEOs are eligible for the same benefits available to our other full-time employees. Our benefits include our 401(k)/retirement plan (“retirement plan”), employee stock purchase plan, health and life insurance plans, and other welfare benefit programs. Our retirement plan has a deferred profit-sharing component. Contributions to the profit-sharing component of the retirement plan are made at the discretion of the Board. No contributions were made to the profit-sharing program in 2017.
Deferred Compensation.   We sponsor a non-qualified deferred compensation plan for a select group of highly compensated employees that includes certain of our NEOs. Participants may make voluntary deferrals of their salary and/or cash bonus to the plan. The Board also has the sole discretion to make employer contributions to the plan, although it did not make any such employer contributions in 2017.

Summary Compensation Table
The following table sets forth information regarding compensation earned by our Named Executive Officers during 2017 and 2016.
Name and Principal Position (a)	Year (b)	Salary ($) (c)(1)	Bonus ($) (d)(2)	Stock Awards ($) (e)(3)	Option Awards ($) (f)(4)	Non-Equity Incentive Plan Compensation ($) (g)(5)	Non-Qualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)(6)	Total ($) (j)
Dr. Donald H. Foley CEO and President (effective April 12, 2017)	2017	249,962	129,926	126,904	—	6,269	—	2,066	515,127
Bryan A. Menar Chief Financial Officer and Vice President	2017	250,000	67,500	40,050	152,667	—	—	1,718	511,935
Matthew R. Cicchinelli PAR Government Systems Corporation and Rome Research Corporation President	2017	240,000	16,090	44,500	—	105,204	—	2,480	408,274
	2016	240,000	14,582	138,125	—	120,000	—	2,480	515,187
Karen E. Sammon Former President & CEO (resigned, effective April 12, 2017), currently Chief of Staff	2017	300,000	—	66,750	—	—	—	708	367,458
	2016	300,000	—	187,850	87,383	—	—	708	575,941

(1)
Pursuant to Dr. Foley’s employment offer letter dated April 12, 2017, 25% of Dr. Foley’s salary is paid in restricted stock that vests ratably monthly. Therefore, the pro rata portion of Dr. Foley’s $460,000 annual base salary reported in column (c) has been reduced by $83,173, the grant date fair value of the portion of his salary that was paid in restricted stock and reported in column (e).

(2)
Column (d) includes Dr. Foley’s $5,000 signing bonus and $124,926, which reflects 50% of his pro-rated STI bonus for 2017, which was payable regardless of achievement of individual performance goals pursuant to the terms of his employment offer letter due to his continued employment at December 31, 2017. Dr. Foley received 25% of his guaranteed STI bonus in shares of restricted stock that vest in full on April 11, 2018.

Column (d) reflects Mr. Menar’s $50,000 signing bonus pursuant to his employment agreement dated November 14, 2016, and his $17,500 retention/recognition bonus for 2017.
Column (d) reflects Mr. Cicchinelli’s PGSC retention bonus for 2017.
(3)
Column (e) for Dr. Foley includes $83,173, which represents the grant date fair value of the 10,243 shares of restricted stock that Dr. Foley received in lieu of salary pursuant to the terms of his April 12, 2017 employment offer letter and $43,731, which represents the grant date fair value of the 3,671 shares of restricted stock Dr. Foley received as 25% of his STI bonus for 2017.

Column (e) for Mr. Menar includes $40,050, which represents the grant date fair value of the 4,500 shares of restricted stock granted to Mr. Menar in 2017, which vest ratably over three (3) years beginning on December 31, 2017, 50% (2,250) are time vesting and 50% (2,250) are performance vesting.
Column (e) for Mr. Cicchinelli includes $44,500, which represents 5,000 shares of restricted stock granted to Mr. Cicchinelli in 2017, which vest ratably over three (3) years beginning on December 31, 2017, 50% (2,500) are time vesting and 50% (2,500) are performance vesting.
Column (e) for Ms. Sammon includes 7,500 shares of restricted stock, which vest ratably over three (3) years beginning on December 31, 2017, 50% (3,750) are time vesting and 50% (3,750) are performance vesting.

The dollar amounts reflect the aggregate grant date fair value based upon the probable outcome of such conditions identified in the performance-based awards, calculated in accordance with FASB ASC Topic 718. Assumptions made in these valuations are discussed in Note 7 to our 2017 Consolidated Financial Statements included in our Annual Reports on Form 10-K filed with the SEC on March 16, 2018; the maximum value of the performance-based awards, assuming the highest level of performance conditions will be achieved is shown in column (e).
(4)
Pursuant to Mr. Menar’s November 14, 2016 employment agreement, he was granted a non-qualified stock option to purchase 40,000 shares of common stock, the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 is disclosed in column (f).

The dollar amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in these valuations are discussed in Note 7 to our 2017 Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 16, 2018.
(5)
Column (g) for Dr. Foley includes Dr. Foley’s pro-rated STI bonus for 2017 reduced by the $124,926 guaranteed portion reported as a bonus in column (d) and the value of the portion received as restricted stock with a grant date fair value of  $43,731 reported in column (e).

Column (g) for Mr. Cicchinelli reflects his STI bonus for 2017.
(6)
“All Other Compensation” includes a 401(k) employer matching contribution and the Company’s payment of premiums on term life insurance.

Outstanding Equity Awards at Fiscal Year-End
The following table shows information regarding outstanding equity awards held by our Named Executive Officers at December 31, 2017.
Option Awards					Stock Awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(9) (j)
Donald H. Foley	—	—	—	—	—	—	—	—
Bryan A. Menar	—	40,000(1)	$8.90	12/08/27	—	—	—	—
	—	—	—	—	—	—	1,500(6)	14,025
	—	—	—	—	—	—	2,250(7)	21,038
Matthew R. Cicchinelli	2,000(2)	—	$4.80	1/9/24	—	—	—	—
	—	—	—	—	—	—	1,667(6)	15,586
	—	—	—	—	—	—	2,500(7)	23,375
	—	—	—	—	—	—	13,333(8)	124,667
Karen E. Sammon	6,000(3)	—	$5.32	12/11/23	—	—	—	—
	100,000(4)	—	$5.32	12/11/23	—	—	—	—
	16,666	33,334(5)	$5.53	5/5/26	—	—	—	—
	—	—	—	—	—	—	2,500(6)	23,375
	—	—	—	—	—	—	3,750(7)	35,063
	—	—	—	—	—	—	20,000(8)	187,000

(1)
This option was granted on December 8, 2017 and vests ratably over four years on the anniversary of the date of grant.

(2)
This option was granted on January 9, 2014 and vested ratably over three years on the anniversary of the date of grant.

(3)
This option was granted on December 11, 2013 and vested ratably over three years on the anniversary of the date of grant.

(4)
This option was granted on December 11, 2013 and vested ratably over four years on the anniversary of the date of grant.

(5)
This option was granted on May 5, 2016 and vests ratably over three years on the anniversary date of grant.

(6)
These shares of time vesting restricted stock were granted on December 8, 2017 and vest ratably on December 31, 2017, 2018 and 2019.

(7)
These shares of performance vesting restricted stock were granted on December 8, 2018 and vest ratably on December 31, 2017, 2018 and 2019 if annual performance targets are achieved. However, if a performance target for a performance year is not met, the shares of restricted stock for such missed performance year are eligible for recapture. See “2017 Long-Term Incentive (“LTI”) Compensation” above. The number of shares assumes that the highest level of performance will be achieved.

(8)
30,000 and 20,000 shares of performance vesting restricted stock were granted to Ms. Sammon and Mr. Cicchinelli, respectively, and vest in equal tranches on May 5, 2017, May 5, 2018, and May 5, 2019.

(9)
The dollar amounts reflect the market value of the shares based on the closing price of our common stock on December 29, 2017 ($9.35).

Equity Compensation Plan Information
The following table shows the number, as of December 31, 2017, of shares of common stock authorized for issuance under our equity incentive plans, differentiated by those compensation plans that have been previously approved by stockholders and those compensation plans that have not been previously approved by stockholders.
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-Average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	760,596	5.80	687,322*
Equity compensation plans not approved by security holders	—	—	—
Total	760,596	5.80	687,322

*
This total reflects those shares available for issuance under the Company’s 2015 Equity Incentive Plan. The ability to issue grants under our 2005 Equity Incentive Plan expired by its terms on December 28, 2015, however, awards previously granted under that plan remain valid and may extend beyond that date.

Transactions with Related Persons
The Board of Directors has adopted a new written “Related Party Transactions Policy & Procedure” (“Policy”), which provides that the Company will only enter into, ratify, or continue a related party transaction, when the Board, acting through the Nominating & Corporate Governance Committee, determines that the transaction is in the best interests of PAR and its stockholders. Pursuant to the Policy, the Nominating and Corporate Governance Committee shall review and either approve or disapprove all transactions or relationships in which PAR or any of its subsidiaries is a party and the amount of the transaction exceeds or is expected to exceed $120,000, and in which a director (director nominee), executive officer, a person who beneficially owns more than 5% of PAR’s common stock or any immediate family member or affiliated entity of any of the foregoing persons (a “related party”), has a direct or indirect interest.
Except as set forth below, there were no transactions, or currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds the lesser of  $120,000 or 1% of the Company’s total assets at December 31, 2017 or December 31, 2016, and in which any related person had or will have a direct or indirect material interest as defined in Item 404 of Regulation S-K of the Exchange Act, except for the following:
•   Karen E. Sammon, the Company’s Chief of Staff and a member of the immediate family of Dr. John W. Sammon, a Director and a beneficial owner of more than 10% of our common stock, was paid compensation in 2017 and 2016 as reported above under the heading “Executive Compensation”.
•   John W. Sammon, III, a member of the immediate family of Dr. John W. Sammon and Karen E. Sammon, became an employee of ParTech, Inc. on October 13, 2014, serving as General Manager & Senior Vice President, SureCheck. Mr. Sammon’s total compensation for 2017, was $245,050, comprised of a base salary of  $205,000 and 4,500 shares of restricted stock, which vest ratably over three (3) years, 50% (2,250) are time vesting and 50% (2,250) are performance vesting, and have an aggregate grant date fair value of $40,050. Mr. Sammon’s total compensation for 2016 was $185,000, which was comprised of his base salary. In 2017 and 2016, Mr. Sammon participated in our retirement plan, insurance and other customary benefits offered to our executives.
•   Karen E. Sammon, the Company’s Chief of Staff, and her brother, John W. Sammon, III, General Manager & Senior Vice President of ParTech, Inc., are principals in Sammon and Sammon, LLC, doing business as Paragon Racquet Club. Paragon Racquet Club leases a building from us, located in New Hartford, New York, on a month-to-month basis at the base rate of  $9,775 per month (or an aggregate annual amount of  $117,300 for 2017 and 2016) and provides complimentary memberships to PAR’s local employees, which were valued at $27,170 in 2017 and $28,170 in 2016. Both Ms. Sammon and Mr. Sammon are members of the immediate family of Dr. Sammon. The Board reviewed this arrangement and, after consulting with the principals of Sammon and Sammon, determined the arrangement will not continue and will terminate on or about April 30, 2018.
•   The Company’s former Director, Paul D. Eurek (who resigned November 29, 2017) served as President of Xpanxion LLC until his retirement on June 30, 2017. In October 2016, ParTech, Inc. entered into a statement of work (“SOW”) with Xpanxion for software development services. The SOW provided for the issuance of monthly invoices reflecting Xpanxion team members’ roles (e.g., program manager, architect, developer) and their respective hourly rates multiplied by hours spent by team members providing services in a month, plus reimbursement of expenses. Accordingly, monthly fees varied, depending on services provided and by what team member. In 2017 and 2016 we incurred approximately $1.0 million and $0.2 million of fees, respectively, to Xpanxion under the SOW. In 2017 and 2016, we made payments of $1.2 million and zero, respectively, to Xpanxion under the SOW. Mr. Eurek received no additional payment or other incremental remuneration from Xpanxion as a result of the software development services provided to ParTech, Inc.

PROPOSAL 2 — NON-BINDING, ADVISORY VOTE TO APPROVE
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
As a smaller reporting company in 2017, our disclosure regarding the compensation of our Named Executive Officers is pursuant to Item 402(m) through (q) of Regulation S-K of the Exchange Act. While our smaller reporting company status exempts us from Item 402(b) of Regulation S-K, which imposes compensation discussion and analysis of a company’s executive compensation practices, we have elected to provide information regarding our executive compensation objectives and practices in order to give our stockholders transparency into our compensation philosophies and practices. The compensation paid to our Named Executive Officers in 2017 is disclosed in the narrative discussion and compensation tables on pages 16 through 23 of this Proxy Statement. As discussed in the disclosures, we believe our compensation policies and decisions are focused on pay-for-performance principles and are strongly aligned with the long-term interests of building stockholder value.
Our stockholders, through their non-binding, advisory vote at the 2013 Annual Meeting of Stockholders, indicated a desire for an annual non-binding, advisory vote regarding the compensation of our Named Executive Officers. Our Board believes an annual vote will enhance stockholder communication by providing a clear, simple means for us to obtain information on investor sentiment about our executive compensation philosophies and practices. Accordingly, in accordance with Section 14A of the Exchange Act and the associated regulations, stockholders are being asked to provide a non-binding, advisory vote on the following resolution:
RESOLVED, that the stockholders of PAR Technology Corporation approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement, including the compensation tables and narrative discussion contained herein.
The next non-binding, advisory vote regarding the compensation of our Named Executive Officers and the next non-binding, advisory vote regarding the frequency of such vote will be held at the 2019 Annual Meeting of Stockholders.
The vote solicited by Proposal 2 is advisory in nature, and therefore is not binding on PAR, the Board, or the Compensation Committee. While the opinions of our stockholders are valued, the result of the vote will not require PAR, the Board, or the Compensation Committee to take any actions, and will not be construed as overruling any decision of PAR or the Board. To the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider stockholder concerns and an evaluation will be made as to whether any actions are necessary to address those concerns.
The Board of Directors unanimously recommends a vote “For” the proposal to approve the compensation of our Named Executive Officers as disclosed in this Proxy Statement, including the compensation tables and narrative discussion.

Proposal 3 — Ratification of THE APPOINTMENT
OF BDO USA, LLP AS our Independent Auditors
The Audit Committee has appointed BDO USA, LLP as the Company’s independent auditors for 2018. BDO USA, LLP has served as our independent auditor since 2012.
Although your vote to ratify the appointment of BDO USA, LLP is not binding on the Company, the Audit Committee will consider your vote in determining the appointment of our independent auditors for next year. The Audit Committee reserves the right, in its sole discretion, to change an appointment at any time during the year if it determines that such a change would be in our best interests.
Ratification of the appointment of BDO USA, LLP as our independent auditors for 2018 requires the affirmative vote of a majority of votes cast and entitled to vote on this Proposal.
The Board of Directors recommends a vote “For” ratification of the appointment of BDO USA, LLP as the Company’s independent auditors for 2018.
Principal Accounting Fees and Services
The following table presents fees billed to the Company for the years ended December 31, 2017 and December 31, 2016 by BDO USA, LLP.
	Fiscal Year Ended
Type of Fees	2017	2016
Audit Fees(1)	$699,151	$741,328
Audit-Related Fees
Tax Fees
All Other Fees
Total:	$699,151	$741,328

(1)
Audit Fees are fees for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

The Audit Committee has established a policy to pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, performed by the Company’s independent auditors. As such, all auditing services and permitted non-audit services, including the fees and terms thereof, performed by BDO USA, LLP were pre-approved by the Audit Committee.
One or more representatives of BDO USA, LLP are expected to attend the Annual Meeting, where they will have the opportunity to make a statement, if they so desire, and be available to answer appropriate questions.

2019 Annual Meeting
Stockholder Proposals
We will include in our proxy materials for our 2019 Annual Meeting of Stockholders any stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Rule 14a-8 requires that we receive such proposals not less than 120 days prior to the one-year anniversary of this Proxy Statement, or by December 24, 2018. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Exchange Act, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2019 Annual Meeting. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Corporate Secretary, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991.
Stockholder Nominations of Directors
As described in our bylaws, stockholders may bring nominations for directors before the 2019 Annual Meeting only with timely and proper notice to the Company. To be considered timely, our Corporate Secretary must receive notice of stockholder nominations not more than 90 days nor less than 60 days before the 2019 Annual Meeting of Stockholders. However, in the event that the Company provides less than 70 days’ notice or prior public disclosure of the date of the 2019 Annual Meeting, stockholders’ notice must be received not later than the close of business on the tenth (10th) day following the date on which the Company gives such notice or makes prior public disclosure. Based on an assumed annual meeting date of June 7, 2019, the deadline for stockholders to provide timely notice of director nominations and/or other items of business will be no earlier than March 9, 2019, and no later than April 8, 2019. Stockholders must mail written notice that complies with all requirements set forth in our bylaws to the following address: Corporate Secretary, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991. We recommend all submissions be sent by Certified Mail — Return Receipt Requested.
Other Annual Meeting Business
Pursuant to our bylaws, stockholders may bring items of business before the Annual Meeting outside of the process pursuant to Rule 14a-8 only with timely and proper notice to the Company. To be timely, our Corporate Secretary must receive notice not more than 90 days nor less than 60 days before the 2019 Annual Meeting of Stockholders. However, in the event that the Company provides less than 70 days’ notice or prior public disclosure of the date of the Annual Meeting, stockholders’ notice must be received not later than the close of business on the tenth (10th) day following the date on which the Company gives such notice or makes prior public disclosure. Based on an assumed annual meeting date of June 7, 2019, the deadline for stockholders to provide timely notice of other items of business will be no earlier than March 9, 2019, and no later than April 8, 2019. Stockholders must mail written notice that complies with all requirements set forth in our bylaws to the following address: Corporate Secretary, PAR Technology Corporation, PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991. We recommend all submissions be sent by Certified Mail — Return Receipt Requested.
By Order of the Board of Directors,
Cathy A. King
Corporate Secretary
April 23, 2018
A copy of our Annual Report on Form 10-K for the year ended December 31, 2017, including financial statements thereto but not including exhibits, as filed with the SEC on March 16, 2018, is available without charge upon written request to: PAR Technology Corporation, Attn: Investor Relations, 8383 Seneca Turnpike, New Hartford, New York 13413.

Turning Stone Resort Casino
Tower Meeting Rooms (Birch Room)
5218 Patrick Road
Verona, New York 13478
800-771-7711
http://www.turningstone.com/about-us/
http://www.turningstone.com/resort-map/
From Syracuse Hancock International Airport:
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Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

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Turn left onto Route 365 and take the next left into the Resort.

From Albany, NY and points East:
☐
Take I-90 (NYS Thruway) West to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From Binghamton, NY and points South:
☐
Take I-81 North to Exit 16A; Take I-481 North to Exit 6; Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From Watertown, NY and points North:
☐
Take Route I-81 South; Take I-481 South; Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From New York City:
☐
Take I-87 North (NYS Thruway) to I-90 West (NYS Thruway)

☐
In the Albany area I-87 becomes I-90. Take care to stay on the Thruway (Toll Road) - do not exit in the Albany area. If you are on I-87 Northway, get back to I-90 going West.

☐
Take I-90 West to Exit 33 (Verona); through the tollbooth travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

From Buffalo, NY and points West:
☐
Take I-90 (NYS Thruway) East to Exit 33 (Verona); through the tollbooth, travel straight to the stoplight.

☐
Turn left onto Route 365 and take the next left into the Resort.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on June 8, 2018.

Vote by Internet

- Go to **www.investorvote.com/PAR**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals

The Board of Directors recommends you vote FOR each of the nominees.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Dr. Donald H. Foley	☐	☐	02 - Douglas G. Rauch	☐	☐	03 - Cynthia A. Russo	☐	☐
04 - Dr. John W. Sammon	☐	☐	05 - Savneet Singh	☐	☐	06 - James C. Stoffel	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. Approval, on a non-binding, advisory basis, of the compensation of the Company's Named Executive Officers.	☐	☐	☐
3. Ratification of the appointment of BDO USA, LLP as the Company's independent auditors for its fiscal year ending December 31, 2018.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Annual Report
Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. ☐

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing for a corporation, please give your title. When shares are in the name of more than one person, all should sign the proxy.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

02T31G

IMPORTANT ANNUAL MEETING INFORMATION

THE PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
www.investorvote.com/PAR

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

par®

REVOCABLE PROXY — PAR TECHNOLOGY CORPORATION

ANNUAL MEETING OF STOCKHOLDERS — JUNE 8, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints DONALD H. FOLEY and JOHN W. SAMMON or any one of them, jointly or severally, as proxies with full power of substitution, to vote all shares of common stock of PAR Technology Corporation (the "Company") which the undersigned is entitled to vote at the 2018 Annual Meeting of Stockholders to be held on Friday, June 8, 2018 at 10:00 a.m. (local time), at the Turning Stone Resort Casino, Tower Meeting Rooms (Birch Room), 5218 Patrick Road, Verona, New York 13478 and at any adjournment or postponement thereof, for the matters set forth and more particularly described in the accompanying Notice of 2018 Annual Meeting of Stockholders and Proxy Statement.

If no direction is made, this proxy will be voted FOR each of the nominees for director and FOR Proposals 2 and 3.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.